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                                                                    EXHIBIT 32.1

                           CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES--OXLEY ACT OF 2002

      In connection with the Quarterly Report of The Houston Exploration Company (the "Company") on Form 10-Q for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William G. Hargett, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:    /s/  William G. Hargett
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Name:  William G. Hargett
Title: Chairman, President and Chief Executive Officer
       The Houston Exploration Company

August 6, 2004